                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-82676, 33-82194, 33-95248, 333-65063 and 333-
36206) of FLIR Systems, Inc. of our report dated April 14, 2000, except as to
Note 15 which is as of March 23, 2001, relating to the financial statements and financial statement schedules which have been incorporated by reference in this Form 10-K/A.


/s/ PricewaterhouseCoopers LLP


Portland, Oregon
April 27, 2001